Exhibit 10.9
(English Translation)

Short Term Loan Agreement

Date: October 14, 2010
Location: Beijing, China

The Borrower: CleanTech Innovations, Inc.
Authorized Representative: Bei Lu, Chairman & CEO

The Lender: Strong Growth Capital Ltd.
Authorized Representative: Li Ming

On the basis of equal consultations, the Borrower and the Lender have reached the following agreement regarding the Short Term Loan:

Article 1	Amount of the Loan, Interest Rate and Term of the Loan

Purpose of the Loan: Raise working capital in the course of business of the Borrower.
Amount of the Loan: The Lender will lend $1,500,000 USD to the Borrower as a short term loan.
Mode of the Loan: The Lender will remit all funds by wire transfer.
Interest Rate of the Loan: The annual interest rate of the Loan is 10%, computed on the basis of the actual number of days elapsed, commencing from the date when the Lender wires the funds.
Arrangement of the Loan: The Lender should remit all the funds in one time to the Borrower’s designated TD Bank account bearing the same name as the Borrower’s name. The Borrower should be responsible for wire transfer fees that are incurred by both the Lender and the Borrower.

The Borrower’s designated bank account is:

Bank Name: TD Bank
Beneficiary Name: CleanTech Innovations, Inc.
Beneficiary Address: 44 Wall Street, New York, NY 10005, USA

Account Number:
ABA Number: 026013673
Swift Code: NRTHUS33
Bank Address: 2 Wall Street, New York, NY 10005, USA

Article 2	Term of the Loan and Mode of Repayment

1.
The Borrower shall repay the principal and the interest calculated by the annual interest rate of 10% in RMB (computed on the basis of the actual number of days elapsed, commencing from the date when the Lender wires the funds and ending on the date when the Borrower’s repayment of the principal and the interest are received by the Lender’s designated account). The repayment of the principal and the interest shall be wired to the Lender’s designated account in one time. The conversion between US Dollar and RMB Yuan shall be determined by a fixed exchange rate 1 US dollar=6.9 yuan RMB. If at the date of the repayment, the currency exchange rate is higher than the fixed exchange rate set forth herein, the higher currency exchange rate shall be adopted.

2.
With the Lender’s written consent, the Borrower shall be able to repay the principal and the interest in full or in part before the expiration of the Term of the Loan. If the Borrower or the Borrower’s subsidy or any Borrower related company completes a financing of 2 million US dollars or equivalent RMB yuan by any means, the Lender shall have right to require the Borrower to repay the principal and the interest of the Loan at any time.

Article 3	Penalty for Breach of the Agreement

If the Borrower does not repay the Loan or not repay the principal and the interest in full according to the agreed schedule set forth herein, the Borrower shall pay 3/10 of 1% of the balance of the unpaid principal on daily basis as penalty for breach of the Agreement. The penalty shall be computed by this formula until the full repayment of the principal and the interest: the balance of the unpaid principal times 3/10 of 1% times the number of days overdue.

Article 4	Public Company Disclosure Requirement

The Borrower is a public company in the United States. The Borrower is obligated to require its legal counsel to disclose this Agreement to the U.S. Securities and Exchange Commission (the “SEC”) within 3 business days after receiving the wired funds of the Loan. The Borrower also confirms that its legal counsel, The Newman Law Firm, has reviewed and agreed upon all clauses in this Agreement without any dissents.

Article 5	In Case of Dispute and Applicable Law

The Borrower and the Lender confirm and agree that the United States District Court for the Southern District of New York is the sole and final place where any disputes and litigation shall be resolved. This Agreement shall be governed in accordance with the laws of the State of New York. The final decision of this Court (including the decision of appeal) shall be enforceable to both parties.

The Borrower and the Lender shall be able to reach supplemental agreement regarding any uncovered issues by this Agreement. The supplemental agreement shall have the same legal force as this Agreement. If the Borrower and the Lender reach any supplemental agreement, the Article 4 “Public Company Disclosure Requirement” set forth herein shall remain applicable.

Article 6

This Agreement shall become effective upon the signature of the Borrower’s and the Lender’s authorized representatives.

Article 7
This Agreement shall be provided in two copies, with each party holding one copy. The copies and the original of this Agreement shall have the same legal validity.

The Borrower: CleanTech Innovations, Inc.
Authorized Representative: Bei Lu, Chairman & CEO

/s/ Bei Lu	(signature)

The Lender: Strong Growth Capital Ltd.
Authorized Representative: Li Ming

/s/ Li Ming	(signature)